UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2017

REDWOOD MORTGAGE INVESTORS VIII,

a California Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	000-27816	94-3158788
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1825 S. Grant Street, Suite 250 San Mateo, CA	94402-2678
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 365-5341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The report dated March 2017 on the fair value per unit at December 31, 2016 of limited partnership interests in Redwood Mortgage Investors VIII (“RMI 8”) issued by Redwood Mortgage Corp., the manager of RMI 8, is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Report dated March 2017 issued by Redwood Mortgage Corp. on the fair value per unit at December 31, 2016 of limited partnership interests in Redwood Mortgage Investors VIII

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS VIII, a California Limited Partnership

By:	Redwood Mortgage Corp., a General Partner

	By:	/s/ Michael R. Burwell
	Name:	Michael R. Burwell
	Title:	President, Secretary and Treasurer

Date: March 31, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Report dated March 2017 issued by Redwood Mortgage Corp. on the fair value per unit at December 31, 2016 of limited partnership interests in Redwood Mortgage Investors VIII